EXHIBIT 99.1

$175,000,000 Senior Notes July 2005

Forward-Looking Statements The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Grant Prideco's prospects for its operations and future demand for its products and services, all of which are subject to certain risks, uncertainties and assumptions. These risks, uncertainties and assumptions include those included in our Annual Report on Form 10K and quarterly reports on Form 10Q, and include risks and uncertainties relating to declines in domestic and worldwide drilling activity, economic downturns, increases in raw material prices, interruptions in raw material supplies, intellectual property protection, our ability to increase manufacturing capacity, international operations, product liabilities associated with our products, environmental and health and safety laws, domestic trade laws and disputes, future write-offs associated with rationalizations and operational changes, and unexpected write-offs associated with international receivables. The forward-looking statements made in this presentation relate to synergies and benefits we expect to receive from acquisitions and operational rationalizations that we have made. Such benefits are only estimates and are thus subject to our ability to successfully manage and integrate such operations into our existing operations and the accuracy of our assumptions relating to manufacturing efficiencies and market growth. This presentation includes certain financial measures, EBITDA, earnings and profits excluding non-recurring charges, that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. EBITDA represents the sum of net income (loss), net interest expense, income taxes, depreciation and amortization of intangible assets, less income (loss) from discontinued operations. Earnings and profits including non-recurring charges provide investors meaningful insight into the Company's results from ongoing operations. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures in Appendix A. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Company's assets and the cash that the business is generating. Neither EBITDA or earnings and profit excluding non-recurring charges are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

Issuer: Grant Prideco, Inc. Issue: $175 million Senior Notes Maturity: 10 Years Call Protection: NC-5 Guarantors: Domestic Restricted Subsidiaries Equity Clawback: Up to 35% during the first 3 years Change of Control: Put at 101% of Principal plus accrued interest Covenants: Similar to Existing Notes Use of Proceeds: Retire Existing Debt Offering Format: Rule 144A with registration rights Joint Book-Runners: Banc of America Securities, Citigroup, Credit Suisse First Boston, Deutsche Bank Securities Anticipated Pricing: July 14, 2005 New Senior Notes: Summary Terms

Grant Prideco Highlights Mike McShane Chairman, President and CEO

Strong Market Position in Core Businesses Successfully Executing Operating Strategy Strong Capital Discipline Strong Industry Fundamentals Record Backlog Levels Improved Pricing and Margins Grant Prideco Highlights Significantly Improved Credit Profile

Drill Bits (Reed Hycalog) 32% Tubular Technology & Services 25% Drilling Products & Services 43% LTM Revenue (4) $449 $339 $258 $1,046 LTM EBITDA (4) (5) 134 86 50 233 2004 FYE Assets 518 519 278 1,344 (1) Based on stock price of $28.95 as of July 12, 2005 and fully diluted shares outstanding of 128,352,000 as of 03/31/05. (2) Based on pro forma net debt of $339 million as of March 31, 2005. Pro forma for closing the new $350 million Bank Revolver and calling the 9 5/8% Notes (2007). (3) Reflects intersegment and non-recurring adjustments as well as adjustments for Corporate expenses / assets, and results for the POS-GRIP joint venture. (4) Represents last 12-months for the period ended March 31, 2005. (5) Segment EBITDA adjusted for all non-recurring charges. Grant Prideco Market Cap (1) = $3.7 bn Enterprise Value (2) = $4.1 bn ($ millions) Consolidated (3) Business Overview

49% of 2004 Revenues from Locations Outside of U.S. U.S. 51% Canada 9% Latin & South America. 6% China. 6% Europe / Russia 3% Africa 3% North Sea 4% Middle East 9% Asia 9% Note: Drilling Products & Services revenues assigned to location of anticipated "first use." Global Diversification of Revenue Streams

Grant Prideco OMSCO Texas Steel IDPA SMFI Daido Drilco Tagenrok Sinarsky BHNKK Republica OTHER Market Share 299 61 19 57 49 24 16 24 24 14 14 23.1 Source: Grant Prideco. (1) Drill stem products market defined as drill pipe, drill collars and heavy weight drill pipe. Limited Distribution Estimated Worldwide Market (1) $800 million - $1.2 billion Only Fully Integrated Drill Pipe Manufacturer Global Manufacturing Presence Most Available Capacity in the Industry Technology Leader Proprietary Steels and Processes Optimized Geometries Patented Connections Drill Stem Products Market: Dominant Position

Absorption of Excess Drill Pipe Inventories Successful China Expansion Manufacturing and Cost Rationalization Continued Premium Product Success First "Intelliserve" Field Test DP&S: Highlights and Opportunities 2004 Highlights 2005 Opportunities Optimize Demand Recovery Continued Customer / Premium Product Focus Further Manufacturing Optimization Initial Commercialization of "Intelliserve"

Favorable Supply / Demand Fundamentals Depleted Customer Inventories Rig Activity Continues to Grow Rig Refurbishments and New Builds Estimated 100 New or Refurbished Land Rigs Scheduled (1) Estimated 41 New Jack-Ups & Semisubmersibles on Order (1) Estimated Drill Pipe Market Value of over $60 million Number of Rigs Pickering Energy Partners estimates. Delivery by Year (New Builds Only)

6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 Drilling Products & Services 213.18 158.4 98.5 73.6 92.8 75.1 56.2 72 81 90 80 141.7 157.4 174.2 210 274.7 329.91 Tubular Technology & Services 51.389 50.2 41.5 40.1 47.2 33.3 27.9 35 40 34 40 62.6 62.7 65.7 81.9 135.9 169.43 Other 5.57 5.3 4.7 3.1 3.1 2.7 3.1 0 0 0 0 0 0 0 0 0 0 Total 272 213.9 144.7 116.8 143.1 111.1 87.2 107 121 124 120 204.4 220.1 239.9 291.9 410.7 499.34 Dollar Backlog Trend Drill Pipe Volume Comparison Drill Pipe Backlog Dollars Up 55% Compared to Last Peak in June 2001 Drill Pipe Footage Up 14% Compared to Last Peak Record Backlog Levels 473% increase Drilling Products & Services Tubular Technology & Services Other Drilling Products Backlog ($ millions) Drill Pipe Footage (millions of feet) $213 $330 5.5 6.3 Backlog $'s Backlog Footage Consolidated Backlog ($ millions) Backlog Footage Backlog $'s

Reed-Hycalog Security Smith Hughes Others 0.21 0.17 0.27 0.27 0.08 ReedHycalog Security Hughes Smith Others Estimated Worldwide Market $1.5 - $1.6 Billion in 2004 Source: Grant Prideco estimates. Fixed Cutter Technology Leader Rotary Steerable Steering Wheel TReX Cutters High Value Received for Product Performance Revenue Growth Exceeding Rig Count Increases Drill Bit Market

Drill Bits: Highlights and Opportunities Continued New Product Success Investment of $48 million to Potentially Create $13 to $15 million Incremental EBITDA per year 2004 Highlights 2005 Opportunities Commercializing Roller Cone Product Line Improvements Full Realization of 2004 Acquisition / Investment Benefits Operating Cost Efficiencies

Continuing Improvement at ReedHycalog (1) Defined as Operating Income plus DD&A. Revenues Purchased Business Market Growth Market Share PF Acquisitions EBITDA (1) Purchased Business Improvements PF Acquisitions 55% Increase 84% Increase 2004 $0 $50 $100 $150 $200 $250 $300 $350 $400 ($ in millions)

Premium Threading Tube-Alloy TCA XL 51.6 39.9 77 71.9 TCA (LOD Processing) $87.0 million (34%) XL (Marine Connections) $78.2 million (30%) Tube-Alloy (Accessory Threading) $40.7 million (16%) Premium Threading $51.9 million (20%) Tubular Technology & Services Threading & Connections Atlas Bradford XL (Marine Connections) Heat Treatment (Processing) TCA Accessories & Accessory Threading Tube-Alloy LTM 3/31/05 Revenues $258 million Value Added Services to the Premium OCTG Market Gas tight or performance driven offshore seals for high pressure, high temperature or offshore wells (generally deep wells) Transforming pipe into premium grades for sour service and high collapse wells (high pressure, deep or sour service wells) Specialty threading of high end accessories to accompany premium OCTG products

TT&S: Highlights and Opportunities Product Line Rationalization Cost Efficiencies "TCA Market Opportunity" Optimization Significant Margin Improvement 2003 - 2004 Highlights 2005 - Forward Opportunitie s Improved R&E Focus Improved Pricing Practices & Visibility New Products Expand Opportunities Improved Manufacturing Processes Improved "Deep-Gas" Market

2003 - 2004 Measures Divested Businesses with Revenues of Approximately $55 million and Operating Losses of ($2.3 million) Extracted Annual Personnel and Other Costs since 2004 of $6.3 million Result: Achieving Peak Margins Despite Low GOM Activity Note: Excludes contributions of Texas Arai, which was divested during Q1 '04. Significant Margin Improvement Quarterly Revenues Operating Margin % Qtrly Revenues ($ thousands) Gulf of Mexico Rig Count

Financial Overview Financial Overview Matt Fitzgerald SVP and CFO Jay Mitchell Treasurer

EBITDA and EBITDA Margin (1) Revenues Source: Company filings. (1) EBITDA excludes all non-recurring charges. Historical Financial Performance 3/31/05 3/31/05 EBITDA ($ millions) EBITDA Margin (%) Revenues ($ millions)

Net Debt / EBITDA (1) (2) Source: Company filings. (1) EBIT and EBITDA exclude all non-recurring charges. (2) Q1 '05 net debt as of March 31, 2005 pro forma for closing the new $350 million Bank Revolver and calling the 9 5/8% Notes (2007). De-leveraging Strong De-leveraging Momentum

(1) Represents legacy Grant Prideco including Texas Arai prior to its divestiture in Q1 '04 and the contributions from China and ReedHycalog. (2) EBITDA calculated as operating income from continuing operations, excluding charges, plus DD&A. Successful Expansion Strategy Quarterly EBITDA (2) Quarterly Revenues ReedHycalog China Grant Prideco (1) China and ReedHycalog Acquisitions Improved Trough EBITDA by 242% ReedHycalog China Grant Prideco (1) 2004 2003 2002 2001 2000 2005 Revenues ($ millions) EBITDA ($ millions)

Significantly Improved Credit Profile 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 PF 3/31/05 Total Debt / Cap 0.4 0.383 0.388 0.362 0.344 0.305 0.296 0.457 0.441 0.435 0.422 0.419 0.404 0.398 0.376 0.351 0.33 Total Debt / Book Cap. Pre-ReedHycalog Acquisition Post-ReedHycalog Acquisition Note: Pro forma 3/31/05 includes closing the new $350 million Bank Revolver and calling the 9 5/8% Notes (2007). Effective Business Integration and Strong Capital Discipline Restoring Leverage to Pre-Acquisition Levels On June 23, 2005, S&P Upgraded Senior Unsecured Rating from BB- to BB

New Credit Facility $22.3 New Senior Notes 175.0 Total Sources of Funds $197.3 Repurchase 9% Sr. Notes $175.0 Tender Premium (3) 18.3 Transaction Fees 4.0 Total Uses of Funds $197.3 ($ in millions) Uses (2) (1) Assumes transaction date of March 31, 2005. (2) Excludes accrued interest. (3) Assumes Tender Offer for existing senior notes is fully subscribed and senior notes are purchased at T+50 bps. Sources Current Offering (1) Offering $175 million Senior Notes due 2015 Net proceeds to be used to retire existing debt

Debt Senior Notes - 2007 $199.5 (3) -- -- Senior Notes - 2009 175.0 175.0 -- New Credit Facility -- 165.0 (4) 187.3 (5) New Senior Notes due 2015 -- -- 175.0 Other Debt 10.3 10.3 10.3 Total Debt $384.8 $350.3 $372.6 Stockholders' Equity $755.4 $724.9 $706.3 (6) Total Debt / Book Capitalization 34% 33% 35% Total Debt / LTM EBITDA 1.7x 1.5x 1.6x ($ in millions) Actual 03/31/05 (1) Pro forma for closing the new $350 million bank revolver, write-off of fees related to previous bank facility, calling the 9 5/8% Notes (2007), and unwinding the interest hedge. (2) Refinancing assumes call for existing 9% Senior Notes (2009) at T+50 bps. (3) Represents $200 million of principal less unamortized bond discount. (4) Pro forma for borrowing under bank revolver to partially fund the call for existing 9 5/8% notes (2007). Call was completed on June 17, 2005. Outstanding borrowings under the bank revolver was $119.0 million at June 30, 2005. (5) Pro forma for borrowing under bank revolver to partially fund the proposed tender for the 9% notes (2009). Estimate excludes any repayment of borrowings drawn to fund the June 17, 2005 call for the 9 5/8% Notes. (6) Pro forma for after-tax net loss associated with tender premium, write-off of capitalized debt fees associated with 9% Notes (2009), and payment of related fees. Pro Forma Capitalization Pro Forma 03/31/05 (1) Proposed Refinancing Pro Forma 03/31/05 (2)

Extends Maturities Lowers Interest Expense Improves Financial Flexibility EBITDA / Interest Coverage Debt Maturity Profile Financial Benefits of Proposed Refinancing (1) Assumes retirement of 9 5/8% Notes and 9% Notes, and new financing under bank revolver and new senior notes (2015). Retired - June 17, 2005 Proposed Tender Offer New Senior Notes (1) Debt Maturity ($ millions) 3/31/05

Strong Market Position in Core Businesses Successfully Executing Operating Strategy Strong Capital Discipline Strong Industry Fundamentals Record Backlog Levels Improved Pricing and Margins Grant Prideco Highlights Significantly Improved Credit Profile

Financial Overview Attachments

Attachment A - Slide 21 EBITDA Reconciliation Note: Quarterly financial results for the period 2000 to 2003 include Texas Arai. Annual information included throughout the presentation excludes the contribution of Texas Arai.

Attachment A (continued) - Slide 21 EBITDA Reconciliation Note: Quarterly financial results for the period 2000 to 2003 include Texas Arai. Annual information included throughout the presentation excludes the contribution of Texas Arai.